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                                                                 Exhibit 10.31

                          FORM OF SECOND AMENDMENT TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         SECOND AMENDMENT (this "Amendment") TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of December 31, 1996 (the "Original Agreement"), between FRONT ROYAL, INC., a North Carolina corporation (the "Company"), and the parties thereto (the "Original Parties"), as amended by the First Amendment to Registration Rights Agreement, dated as of July ___, 1997 (the "First Amendment" and collectively with the Original Agreement, the "Registration Rights Agreement") between the Company and the other parties thereto (the "First Amendment Parties" and together with the Original Parties, the "Current Parties") between the Company, the Current Parties and Wycon Corporation, United American Financial Services Corporation and Americlaim Adjustment Corp. (each a "New Party" and collectively, the "New Parties"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

                             W I T N E S S E T H:

                  WHEREAS, pursuant to Section 3.03 of the Registration Rights Agreement, such agreement may be amended upon the written consent of the holders of more than two-thirds of the Registrable Securities; and

                  WHEREAS, the Current Parties consenting to this Amendment are holders of more than two-thirds of the Registrable Securities and hereby wish to amend the Registration Rights Agreement so that (i) each of the New Parties will be included in the definition of "Parties" in the Registration Rights Agreement, (ii) each of the shares of the Class A Common Stock issued to the New Parties pursuant to the Stock and Asset Purchase and Sale Agreement dated as of March 6, 1998 (the "Purchase Agreement") among the Company, PNIC Holdings, Inc., Preferred National Financial Corp. and the New Parties will be included in the definition of "Registrable Securities" in the Registration Rights Agreement and each of the shares of the Class A Common Stock issuable on exercise of the warrants issued to the New Parties (the "New Parties Warrants") pursuant to the Purchase Agreement will be included in the definition of "Registerable Securities" in the Registration Rights Agreement and (iii) each of the New Parties' Warrants will be included in the definition of "Warrants" in the Registration Rights Agreement.

                  NOW, THEREFORE, the Company, the holders of at least two-thirds of the Registrable Securities and the New Parties hereby agree that the Registration Rights Agreement is amended as follows:


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         1. Amendment to Registration Rights Agreement. The Registration
Rights Agreement is hereby amended as follows:

              (a) The definition of "Parties" is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

              "(l) "Parties" means, collectively, the First Parties, the Second Parties, the Third Parties, the Fourth Parties, the Preferred Holders, the Rockwood Warrant Holders and Wycon Corporation, United American Financial Services Corporation and Americlaim Adjustment Corp."

              (b) The definition of "Registrable Securities" is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

              "(o) "Registrable Securities" means:

                    (i) Registrable Shares, as defined in the Original
               Registration Agreement; and

                    (ii) Shares of Class A Common Stock issued or issuable on
               exercise of the Second Warrants, the Third Warrants, the Fourth Warrants and the Fifth Warrants, the Rights and any shares of Common Stock issued on account of such Common Stock; and

                    (iii) Shares of Class A Common Stock issued or issuable on conversion of the Class C Common Stock, and any shares of Common Stock issued on account of such Class A Common Stock; and

                    (iv) Shares of Class A Common Stock that are issued on
               exercise of the Rights, and any shares of Common Stock issued on account of such Class A Common Stock; and

                    (v) Shares of Class A Common Stock issued or issuable on
               conversion of the Series A Preferred, and any shares of Common Stock issued on account of such Class A Common Stock; and

                    (vi) Shares of Class A Common Stock issued to Wycon
               Corporation, United American Financial Services Corporation and Americlaim Adjustment Corp. pursuant to the Stock and Asset Purchase and Sale Agreement (the "PNIC Agreement") dated as of March 6, 1998 among the Company, PNIC Holdings, Inc., Preferred National Financial Corp., Wycon Corporation, United American Financial Services


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               Corporation, Americlaim Adjustment Corp. and, for certain
               limited purposes specified therein, Stephen Weicholz; and

                    (vii) Shares of Class A Common Stock issued or issuable on exercise of the warrants issued to Wycon Corporation, United American Financial Services Corporation and Americlaim Adjustment Corporation pursuant to the PNIC Agreement and Common Stock issued on account of such Common Stock;

               provided, however, that shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities
               (x) upon the consummation of any sale of such shares pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act or (y) at such time as such Registrable Securities become eligible for sale under Rule 144(k) under the Securities Act.

               (c) The definition of "Warrants" is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                    (s) "Warrants" shall mean the Series I Warrants, the First Warrants, the Second Warrants, the Third Warrants, the Fourth Warrants, the Fifth Warrants and the warrants issued to Wycon Corporation, United American Financial Services Corporation and Americlaim Adjustment Corporation pursuant to the PNIC Agreement.

         2. New Parties. Each of the New Parties identified on the signature page hereto are hereby added as Parties to the Registration Rights Agreement and by executing this Amendment, hereby agree to be bound by the terms and obligations hereof and by the terms and obligations of the Registration Rights Agreement and shall be entitled to the benefits thereof.

         3. Required Demand Percentage. The parties confirm that the number of shares of Common Stock constituting the Required Demand Percentage is 1,947,645.

         4. Registration Rights Agreement. Except as expressly amended by this Amendment, the Registration Rights Agreement is not hereby amended, supplemented or otherwise modified and shall remain in full force and effect.

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         5. Counterparts. This Amendment may be executed in one or more counterparts, each of which, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ____ day of __________, 1998.


                                   COMPANY:

                                   FRONT ROYAL INC.


                                   By:_________________________
                                      Name:
                                      Title:



                                   NEW PARTIES:

                                   WYCON CORPORATION


                                   By:_________________________
                                      Name:
                                      Title:


                                   UNITED AMERICAN FINANCIAL
                                   SERVICES CORPORATION


                                   By:_________________________
                                      Name:
                                      Title:


                                   AMERICLAIM ADJUSTMENT CORP.


                                   By:_________________________
                                      Name:
                                      Title:

(Signatures of Current Parties on following page)

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                                   FWH, INC.


                                   By:_________________________
                                      Name:
                                      Title:


                                   FORT WASHINGTON HOLDINGS, INC.


                                   By:_________________________
                                      Name:
                                      Title:


                                   PREMIER AUTO INSURANCE COMPANY


                                   By:_________________________
                                      Name:
                                      Title:


                                   TECHNOLOGY LEADERS L.P.

                                   By: Technology Leaders Management, Inc.
                                       (General Partner)

                                        By:_________________________
                                           Name:
                                           Title:


                                   TECHNOLOGY LEADERS F.R. CORP.


                                   By:_________________________
                                      Name:
                                      Title:


                                   TECHNOLOGY LEADERS OFFSHORE CV


                                   By:_________________________
                                      Name:
                                      Title:

                                   ----------------------------
                                   Ira Lubert

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                                        R.F. MAGUIRE TRUST


                                   By:_________________________
                                      Name:
                                      Title:


                                   By:_________________________
                                      Name:
                                      Title:


                                   ----------------------------
                                   J. Adam Abram


                                   JANE M. ABRAM FAMILY PARTNERSHIP, L.P.

                                   By:


                                   By:_________________________
                                      Name:
                                      Title:


                                   MBA VENTURES, L.P.

                                   By:


                                   By:_________________________
                                      Name:
                                      Title:


                                   HIGH RIDGE CAPITAL PARTNERS LIMITED
                                   PARTNERSHIP

                                   By:


                                   By:_________________________
                                      Name:
                                      Title:


                                   ----------------------------
                                   James Zech

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                                   MOORE GLOBAL INVESTMENTS, LTD.

                                   By:


                                   By:_________________________
                                      Name:
                                      Title:


                                   MATTHEW BRONFMAN POUR OFF TRUST


                                   By:_________________________
                                      Name:   Matthew Bronfman
                                      Title:  Trustee


                                   ----------------------------
                                   Matthew Bronfman


                                   MATTHEW BRONFMAN LONG-TERM INVESTMENT
                                   TRUST


                                   By:_________________________
                                      Name:   Matthew Bronfman
                                      Title:  Trustee


                                   ATLANTIC VENTURE PARTNERS, II, L.P.


                                   By:_________________________
                                       (General Partner)


                                        By:_________________________
                                           Name:
                                           Title:


                                   VIRGINIA CAPITAL, L.P.


                                   By: Virginia Capital Management, Inc.
                                       (General Partner)

                                   By:_________________________
                                      Name:
                                      Title:


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